UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

YAPPN CORP.

(Exact Name of Small Business Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-55082 (Commission File Number)	27-3448069 (IRS Employer Identification No.)

1001 Avenue of the Americas, 11th Floor New York, NY (Address of Principal Executive Offices )	10018 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (888) 859-4441

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to Yappn Corp. and its subsidiaries, unless the context requires otherwise.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On November 5, 2015, David Lucatch resigned as Chief Executive Officer and President. Mr. Lucatch’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices and he remains as a member of our Board of Directors and as Head of Global Innovation.

On November 5, 2015, Neil Stiles was appointed as our Chief Executive Officer to serve at the pleasure of the Board of Directors. Mr. Stiles is a member of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2015
Yappn Corp.

	By:	/s/ Neil Stiles
Neil Stiles
Chief Executive Officer